EXHIBIT 99

                               NOTEHOLDERS REPORT
                       CRUSADE GLOBAL TRUST NO. 2 OF 2003
                        COUPON PERIOD ENDING 18 JUNE 2004

USD NOTES
---------

                  FV OUTSTANDING (USD)     BOND FACTOR       COUPON RATE      COUPON PAYMENTS      PRINCIPAL PAYMENTS    CHARGE OFFS
                                                                                   (USD)                  (USD)             (USD)
                  --------------------     -----------       -----------      ---------------      ------------------    -----------
CLASS A NOTES        1,047,835,171.37       73.275187%          1.30000%         3,896,867.03        125,134,837.67          0.00

                  FV OUTSTANDING (AUD)     BOND FACTOR       COUPON RATE      COUPON PAYMENTS      PRINCIPAL PAYMENTS    CHARGE OFFS
                                                                                   (AUD)                  (AUD)             (AUD)
                  --------------------     -----------       -----------      ---------------      ------------------    -----------
CLASS B NOTES           38,000,000.00      100.000000%     Not Disclosed        Not Disclosed                  0.00          0.00
CLASS C NOTES            9,200,000.00      100.000000%     Not Disclosed        Not Disclosed                  0.00          0.00

                                                                    31-MAY-04
POOL SUMMARY                                                           AUD
------------                                                     ---------------
Outstanding Balance - Variable Rate Housing Loans                  1,391,722,178
Outstanding Balance - Fixed Rate Loans                               306,080,659
Number of Loans                                                           10,825
Weighted Average Current LVR                                              64.21%
Average Loan Size                                                        156,841
Weighted Average Seasoning                                               24 mths
Weighted Average Term to Maturity                                       288 mths


PRINCIPAL COLLECTIONS                                                  AUD
---------------------                                            ---------------
Scheduled Principal Payments                                       10,883,408.25
Unscheduled Principal Payments                                    192,545,127.43
Redraws                                                             8,218,094.23

Principal Collections                                             195,210,441.45


TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                        ---------------
Principal Collections                                             195,210,441.45
Principal Charge Offs                                                       0.00
Reimbursement of Principal
Draws                                                               1,821,266.43
Total Available Principal                                         197,031,707.88

Outstanding Principal Draws
from Previous Period                                                        0.00

Principal Distributed                                             197,031,707.88
Principal Retained                                                          0.00


TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                            ---------------
Available Income                                                   35,019,305.04
Principal Draw                                                              0.00
Liquidity Draw                                                              0.00

Total Available Funds                                              35,019,305.04


REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                    ---------------
Redraw Shortfall                                                            0.00
Redraw Carryover Charge Offs                                                0.00

CPR
---
                                    MAR-04            APR-04              MAY-04
                                    ------            ------              ------
          1 MTH CPR                 39.98%            29.43%              30.96%

ARREARS
-------
                                   % OF POOL
                                  (BY NUMBER)
                                  -----------
31 - 59 DAYS                         0.45%
60 - 89 DAYS                         0.17%
90+ DAYS                             0.09%
DEFAULTS*                             Nil
LOSSES                                Nil